Shiner International, Inc.
Rodman & Renshaw
Annual China Investment Conference
March, 2010
Beijing China

SAFE HARBOR STATEMENT

For a Safer Tomorrow

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward looking information contained in this presentation.



COMPANY OVERVIEW

For a Safer Tomorrow

Corporate History	Headquartered - Haikou, P.R.C.; Founded 1990. Profitable Since 1994. Public in July 2007.
Industry	Largest flexible packaging manufacturer in China, Emerging leader Globally.
Broad Customer Base	Over 50 customers in 21 countries worldwide.
Certifications	ISO 9001:2000 Audit Programs, FDA and EEC approved for export.





California Proposition 65 FDA EEC



EQUITY HIGHLIGHTS

For a Safer Tomorrow

Ticker Symbol	Nasdaq:BEST
Price (2/26/10)	$ 1.44
Market Cap.	$ 35M
F.D. Shares Outstanding	24.6M
Revenue (FY 2009)	$ 34.5M
Net Loss (FY 2009)	$100K
EPS (FY 2009)	$ 0.00
P/E	NA
Forward P/E[1]	8.7
EV/EBITDA	19.02
Fiscal Year End	December 31



GDP GROWTH = CONSUMER CONSUMPTION

For a Safer Tomorrow

- **Population:** 1.4 billion people, 300 million middle class today and will grow to 500 million in 10 years.
- **Economy:** GDP about $5 trillion today and Expected to grow 8% per year over the next 10 years.
- **Consumption:** ~$1.6 trillion today and expected to grow 25% per year.
- **Lifestyle:** China (2008) surpassed US to be 2nd largest consumer for luxury goods.
- **Concerns:** food safety, counterfeiting, environment protection


McDonald's

Date source: National Bureau of Statistics of China

GROWTH DRIVERS

For a Safer Tomorrow

- Global counterfeiting goods on the rise: piracy and counterfeiting cost manufacturers approximately $512 billion* a year
- Rising consumer incomes globally have shown the needs and requirements for better packaging materials
- Food safety concerns lead to greater demand for quality coated film which extends shelf life for additional one year
- Manufacturers of food, pharmaceutical and consumer products use advanced film to preserve texture, flavor and hygiene of their products
- In China:
  - New Food Safety law greatly improve the regulation environment
  - Domestically in China rising consumer classes and incomes drive higher consumer demand for convenience and attractive packaging
  - Consistent and increasing concerns about product tampering for all markets

* *Berkeley Technology Law Journal, 2006*

FOOD SAFE PACKAGING

For a Safer Tomorrow

- Market size of coated film
  - World wide >200,000 tons annually while China now <10,000 tons
  - China will reach 50,000 tons/year in 5 years *

Coated Film Share by Application



Food & Beverage
Non Food
Health Pharmaceutical & Personal Care
10 %
10 %
80 %

- Opportunities for Shiner
  - New Food Safety Law implemented by China government in 2009
  - Little competition, Shiner retains 30% of the market share, raise bar for new comers via code setup
  - Unique one-stop packaging model to expand and secure global markets

** China Packaging Technology Association.*



FOOD SAFE PACKAGING

For a Safer Tomorrow

- WHAT MATTERS?



NO!

SAFE?

YES!



Common film

No barriers

Vapor, oxygen



Coated film

High barriers

Vapor, oxygen



BARRIERS MATTER!



ANTI-COUNTERFEITING PACKAGING



- Why this product?
  - Easy to apply and identify
  - Exclusivity guaranteed-patented technologies cover materials & process
  - Cost efficiency-more than 50% cost saving than label competition
- Applications: tobacco, DVD/CD, software, cosmetics and others
- Anti-counterfeiting market in China today: $1.0 billion each year.





PRODUCT SEGMENTATION

For a Safer Tomorrow



FY 2009
Anti-Counter feit Film 22%
Color Printing 8%
Coated Film 30%
BOPP Film 40%



FY 2010
Coated Film 40%
Anti-Counter feit Film 25%
Color Printing 5%
BOPP Film 30%



RESEARCH & DEVELOPMENT

For a Safer Tomorrow

- Shiner established an in house R&D center (1997).
- Staff consists of over 21Engineers and Technicians. 3 have Master\Doctorates degrees of leading Chinese Universities. 3 Engineers are designated as experts in BOPP and Coated Films.
- Shiner's R&D Center has been approved by the Ministry of Science and Technology as a "high -tech enterprise"
- Appointed as the "Standards Creator" in Anti-Counterfeit Film and Coated Film by The Standardization Administration of the PRC.
- Center is equipped with "state of the art" research tools that are specialized inspecting and testing which leads to new product innovation.



RESEARCH & DEVELOPMENT

For a Safer Tomorrow

R&D Center Corporate Impact:

- Coated Film ---6 Patents.
- BOPP Film ---4 Patents.
- Anti-Counterfeit --- 3 Patents
- Color Printing --- 2 Patent.
- Patents Pending - 7



SALES & DISTRIBUTION

For a Safer Tomorrow

Nationwide Distribution

- Direct sales force offering customized solution to large customers.
- 6 Direct sales representatives with over 50 years of experience.
- 6 Technical associates Integrated into sales cycle to assure high customer satisfaction.
- Ability to offer customers "one stop Shopping" creates competitive advantage.

International Distribution

- Currently 30% of sales.
- Representative in 20 countries.
- Our Network includes distributors and converters.
- Our efficient cost structure provides Shiner's distribution system a 25 % price advantage over international competition.



CUSTOMER SEGMENTATION

For a Safer Tomorrow


FY 2009
Consumer Products 28%
Food & Beverage 33%
Tobacco 39%


Expected Segmentation for FY 2010
Consumer Products 20%
Food & Beverage 45%
Tobacco 35%



PRODUCTION & CAPACITY EXPANSION

For a Safer Tomorrow

Existing Production

Five Coated Film Lines - 15,000 tons/yr
One BOPP Tobacco Film Line – 3,500 tons/yr
One BOPP Production Line – 7,000 tons/yr
Four Anti-Counterfeit Lines – 2,500 tons/ yr
Three Color Printing Line



New Hainan Facility

Encompasses 500,000 Sq. Ft.
Expected total cost of $ 12M
Expected completion 2nd Quarter 2010



Certifications

ISO 9001:2000 Audit Programs, FDA and EEC approved for export.

MANAGEMENT TEAM

For a Safer Tomorrow

Mr. Qingtao Xing, CEO & President – Mr. Xing became President of Shiner in 2008, prior to serving as Shiner's vice president for strategic initiatives. From 2007 to 2008, Mr. Xing worked as a project development associate for LaSalle Investment Management. Mr. Xing received his Master of Professional Studies from Cornell University in 2007 and holds a Bachelor's degree from Tongji University.

Mr. Jeffrey Roney, CFO, joined Shiner in 2010 prior to shiner he owned and operated Roney Capital Partners, a privately held investment management and financial consulting company from 1989 to 2009. Mr. Roney began his career with Honeywell Federal Systems Division from 1984 to 1986. He has a BS/BA in Accounting from American University in 1984 and an MBA from Babson College in 1988.

Mr. Jian Fu, Executive V.P. Manufacturing – Joined Shiner's processor company Hainan Modern Technology Group in 1985 as a General Manager. Appointed Vice – Chairman from 1998 to 2003. He was CEO of Sino Place Holding from 2004 to 2007. CEO of Shiner from 2007 to 2010. Mr. Fu received his undergraduate degree from South China Institute of Technology and has an Advanced Certificate of MBA studies from Renmin University.

Mr. Li –COO-, He served as vice president of technology in 2007. Prior to that, Mr. Li served as general manager of our subsidiary, Hainan Shiner Industrial Co., Ltd., Between 2003 – 2005 as its Chairman from 2004 to 2007. He was general manager of Hainan Shiny-day Color Printing Packaging from 2003 to 2004. Mr. Li graduated from Tsinghua University in 1987 with a Bachelor's degree in Automotive Engineering and a Master's in Transport Engineering from Beijing University in 1991.

* *Berkeley Technology Law Journal, 2006*

GROWTH & PROFITABILITY

For a Safer Tomorrow


Revenue
60
40
20
0
CAGR -16.7%
FY 2005 FY 2006 FY 2007 FY 2008 FY 2009


Gross Profit
15
10
5
0
CAGR – 9.8%
FY 2005 FY 2006 FY 2007 FY 2008 FY 2009


Net Income
6
4
2
0
-2
CAGR -12.1%
FY 2005 FY 2006 FY 2007 FY 2008 FY 2009



SUMMARY BALANCE SHEET

For a Safer Tomorrow

(USD $ Millions)	December 31, 2009	December 31, 2008
Cash & Cash Equivalents	3.1	3.8
Accounts Receivable	6.4	7.6
Inventory	8.3	7.1
Total Current Assets	22.1	24.2
Property and Equipment	12.2	12.4
Construction in Progress	6.6	0.0
Intangible Assets	0.4	0.4
Total Assets	41.2	38.5
Accounts Payable	2.7	3.8
Short Term Loan	3.2	3.9
Other Payables	4.5	0.2
Total Current Liabilities	10.8	8.1
Shareholder Equity	30.4	30.4
Operating Efficiency Ratios		
ROA	4.8	12.7
ROE	0.1	16
DSO	69	54
Inventory Turnover	4.1	7.3



SUMMARY INCOME STATEMENT

For a Safer Tomorrow

(US$ Millions)	December 31, 2009	December 31, 2008	December 31, 2007
Net Revenue	34.5	51.6	42.8
Revenue Growth	-33.0%	20.6%	25.9%
Cost of Revenue	(30.0)	(42.0)	(34.2)
Gross Profit	4.5	9.6	8.5
Gross Profit Margin	13.0%	18.6%	19.9%
Selling Expenses	(1.8)	(1.8)	(1.3)
General and Administrative Expenses	(2.9)	(2.6)	(2.0)
Income from Operations	(0.2)	5.2	5.2
Operating Margin	-0.6%	10.1%	12.1%
Income Before Income Tax	0.0	5.4	5.0
Income Tax	0.1	0.6	0.4
Effective Tax Rate	NM	10.6%	7.7%
Net Income	(0.1)	4.9	4.5
Net Margin	-0.3%	9.5%	10.5%
EBITDA	1.8	6.9	5.7
EBITDA Margin	5.2%	13.4%	13.3%



INVESTMENT SUMMARY

For a Safer Tomorrow


Market Leader Coated Film
Large and Growing Market for Flexible Packaging
Proven Track Record of Long Growth and Profitability
Growth Driven by Industry and Geographic Expansion
Technologically Superior Product Portfolio
Increasing Capacity to Meet Demand



NON GAAP RECONCILIATION

For a Safer Tomorrow

SHINER INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP to NON GAAP FINANCIAL MEASURES

(in thousand, expect per share data)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Twelve Months Ended December 31, 2009	Twelve Months Ended December 31, 2008
	$ 153,720	$ (374,339)	$ (99,801)	$ 4,879,306
Charge taken for options that were canceled in 2009	-	$ 39,891	106,376	$ 159,564
One-time discount given to major customer	135,586	$ -	135,586	$ -
	$ 289,306	$ (334,448)	$ 142,161	$ 5,038,870
	24,597	24,650	24,622	24,650
	$0.01	($0.01)	$0.01	$0.20



FY 2010 GUIDANCE

For a Safer Tomorrow

Revenue	$53M
Gross Profit	$8.4M
Net Income	$ 4M
E.P.S.	$ 0.16

CONTACT INFORMATION

For a Safer Tomorrow

Auditor:
Goldman Parks Kurland Mohidin LLP

Legal Counsel:
Buchanan Ingersoll & Rooney PC

Company Contact:
Mr. Jeffrey T. Roney
CFO
Shiner International, Inc.
Email: Jeffrey.roney@shinerinc.com
Tel: 434-531-4146

Thank You!